Exhibit 10.15

The obligations evidenced hereby are subordinated in the manner and to the extent set forth in that certain Subordination Agreement (the “Subordination Agreement”) dated March 30, 2011 by and among Sovereign - Emerald Crest Capital Partners II, LP, Pacific Specialty Insurance Company (collectively the “Senior Lenders”) and Emerald Crest Management Company, LLC, as agent for the Senior Lenders (“Agent”),   IU HOLDINGS, LP ("Tier 2 Junior Lender"), IU INVESTMENTS, LLC ("Tier 3 Junior Lender"), INTERNET UNIVERSITY, INC. ("Internet University"), MARC BLUMBERG ("Blumberg"), and MARC A. PICKREN ("Pickren", and collectively with Internet University and Blumberg, the "Tier 4 Junior Lenders"), INTERNET UNIVERSITY, INC. (a second time, “Tier 5 Junior Lender, and the party identified as “Lender” below, and is only senior to the loan to Scott N. Beck (“Tier 7 Junior Lender”) who also is a party to the Subordination Agreement, all as defined in the Subordination Agreement.  Each holder of this instrument (“Note”), by its acceptance hereof, agrees (i) to be bound by the Subordination Agreement and (ii) that if and to the extent any conflict exists between the terms of this instrument and the terms of the Subordination Agreement, the terms of the Subordination Agreement shall govern and control.

PROMISSORY NOTE

$1,800,000.00	Date:	March 30, 2011 Dallas, Texas

FOR VALUE RECEIVED, the undersigned, a Delaware corporation having an address set forth below its signature herein (“Borrower”), hereby promises to pay to the order of Ned B. Timmer (“Lender”, or “Timmer”), pursuant to the Settlement Agreement with Ned B. Timmer dated February 3, 2011 (the “Settlement Agreement”), at his address listed on the signature page hereto, the principal amount set forth above plus interest thereon from the date hereof, in U.S. Dollars in immediately available funds.

INTEREST.  Principal of this Note shall bear interest at the rate of 10% per annum until payment in full of the principal sum of this Note.  Interest shall be computed on the basis of a three hundred sixty-five (365) day year and actual days elapsed.  Accrued interest is due and payable on the last calendar day of each month computed based on the entire outstanding principal.

PAYMENTS.   Principal payments shall be made in accordance with Schedule A hereto.  If any amount becomes due and payable hereunder on a Saturday, Sunday or public or other banking holiday under the law of the State of Texas, with respect to such amount the payment date shall be extended to the next succeeding business day, and interest shall be payable thereon at the rate herein specified during such extension.

PRINCIPAL; MATURITY DATE. All outstanding principal and accrued and unpaid interest shall become due and payable on the date of the earliest of (i) April 30, 2016 and (ii) the acceleration of the maturity of the amounts due hereunder upon an Event of Default (as herein defined) in accordance with the provisions of this Note.

PREPAYMENT.  Borrower may prepay this Note in full or in part at any time without penalty.  All payments shall be applied by Lender as follows: first, to the payment of all accrued but unpaid fees, costs, or expenses under this Note; second, to the payment of interest on the amount of principal being repaid; third, to the repayment of principal under this Note; and fourth, the balance, if any, to Borrower or to whomsoever may be entitled to such amounts as determined by Lender in its reasonable discretion.

SECURITY.  The obligations of the Borrower hereunder will be secured by collateral granted in favor of Lender as set forth in the Pledge and Security Agreement (“PSA”) dated as of March ___, 2011 made by Borrower, CornerWorld Corporation (“Parent” or “CornerWorld”), CornerWorld, Inc. (“CWI”), Enversa Companies, LLC (“Enversa”), Woodland Holdings Corp.(“Holdings”), Woodland Wireless Solutions Ltd. (“Woodland Wireless”), S Squared, LLC (“Ranger”), West Michigan Co-Location Services, LLC (“West Michigan”), T2 TV, LLC (“T2TV”), T2 Communications, LLC (“T2”),  and Phone Services and More, LLC (“PSM”) (collectively, the “Companies”) in favor of Lender subject to the terms and conditions of the Subordination Agreement.

EVENTS OF DEFAULT BORROWER; REMEDIES.  The occurrence of any of the following events (each, an “Event of Default”) for more than 5 Business Days (hereafter the “Cure Period”) after receipt of written notice from Lender to Borrower, shall, at the option of the Lender, make all sums of interest and principal of this Note immediately due upon for payment by Borrower:

(a)        default in the payment when due of interest or principal;

(b)        default in the payment when due of interest or principal to the extent that the aggregate principal amount of all such Indebtedness (as that term is defined in the Credit Agreement of March 30, 2011 between Senior Lenders, and Enversa and Ranger as Borrowers)  exceeds $100,000, when due (whether by scheduled maturity, required prepayment, acceleration, demand or otherwise)

(c)        insolvency, general assignment for the benefit of creditors, filing of any petition in bankruptcy or for relief under the provisions of the Bankruptcy Code or any other laws or laws for the relief of or relating to debtors, of, by, or against the Borrower of the indebtedness evidenced by this Note, provided that if any proceeding shall be instituted against any Borrower or any of their subsidiaries seeking to adjudicate it as bankrupt or insolvent, or seeking dissolution, liquidation, winding up, reorganization, arrangement, adjustment, protection, relief of debtors, or seeking the entry of an order for relief or the appointment of a receiver, trustee, custodian or other similar official for any such Person or for any substantial part of its property, and either such proceeding shall remain undismissed or unstayed for a period of 45 days or any of the actions sought in such proceeding (including, without limitation, the entry of an order for relief against Borrower or the appointment of a receiver, trustee, custodian or other similar official for it or for any substantial part of its property) shall occur; or

(d)        any default of the Pledge and Security Agreement, Settlement Agreement, or the Non-Disclosure, Non-Solicitation, Non-Competition, Confidentiality, Non-Disparagement and Non-Interference Agreement (“Non-Compete Agreement”) dated this date.

EVENTS OF DEFAULT LENDER; The payments on this Note are contingent upon Lender’s refraining  from disclosing to anyone after December 1, 2010, the terms, provisions or existence of any patent license agreements, including without limitation, patent license agreements, to which the CornerWorld or any of its affiliates is a party (as either licensor or licensee), except as required by law or court order, and then only to the extent so required pursuant to paragraph 5(b)(iii) of the Settlement Agreement.  Upon disclosure in violation of this paragraph 5(b)(iii) of the Settlement Agreement by Lender, all remaining unpaid accrued interest and principal due to Lender shall immediately and permanently cease, and Borrower’s obligations under this Note and the PSA owed to Lender shall end.

DEBT OWED TO IU INVESTMENTS, LLC AND INTERNET UNIVERSITY, INC. BY CORNERWORLD AND/OR ITS SUBSIDIARIES:  The Borrower and Lender agree and understand that as of March 30, 2011, the debt owed to IU Investments, LLC and Internet University, Inc. shall be $665,000 and $1,764,199, respectively, and shall not be paid down below the lesser of (a) the current principal balance (as of the date of funding the Lump Sum Payment closing, as provided under the Settlement Agreement of February 3, 2011 (the “Settlement Agreement”) entered into between CornerWorld, including its subsidiaries and affiliates, and Timmer ), or (b) the balance owed on this Note until December 2012, and then the balances owed may only be paid down, if this Note is not in default.  Finally, it is understood and agreed that if any additional amounts are advanced and/or loaned by IU Investments, LLC and Internet University, Inc. to CornerWorld and/or its subsidiaries, such amounts will not have priority over Timmer in any collateral held jointly by Timmer and IU Investments, LLC and Internet University, Inc., rather, those additional amounts will be subordinated to this Note.

WAIVERS.  Borrower waives demand and presentment for payment, notice of non-payment or dishonor, notice of protest and protest of this Note and any other notice required to be given by applicable law and agrees that its liability hereunder shall not be affected by any renewals, amendments or modifications of this Note, or extensions of the time of payment of all or any part of the amount owing hereunder at any time or times.

MISCELLANEOUS.  No provision of this Note shall be waived, modified or limited except by a written agreement signed by Lender and Borrower.  The unenforceability of any provision of this Note shall not affect the enforceability or validity of any other provision hereof.  No delay or omission on the part of Lender in exercising any rights hereunder shall operate as a waiver of such right or of any other right under this Note.  This Note shall be binding upon the Borrower and its successors and assigns and shall inure to the benefit of the Lender and its successors and assigns.  Lender is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all indebtedness at any time owing by the Lender to or for the credit or the account of the Borrower against any and all of the obligations of the Borrower now or hereafter existing under this Note held by the Lender, irrespective of whether or not the Lender shall have made any demand under this Note and although such obligations may be unmatured, provided, however, that the foregoing right of setoff shall at all times be subject to the obligations of Lender under the Subordination Agreement.  The rights of Lender under the preceding sentence are in addition to other rights and remedies (including other rights of setoff) which the Lender may have.

GOVERNING LAW; JURISDICTION.  This Note shall be governed by the laws of the State of New York.  BORROWER HEREBY IRREVOCABLY SUBMITS TO THE JURISDICTION OF ANY FEDERAL OR STATE COURT IN THE STATE OF MICHIGAN AND CONSENTS TO THE PLACING OF VENUE IN OTTAWA COUNTY OR OTHER COUNTY PERMITTED BY LAW, AND  TO THE EXTENT PERMITTED BY APPLICABLE LAW, BORROWER HEREBY WAIVES AND AGREES NOT TO ASSERT BY WAY OF MOTION, AS A DEFENSE OR OTHERWISE, IN ANY SUCH SUIT, ACTION OR PROCEEDING ANY CLAIM THAT IT IS NOT PERSONALLY SUBJECT TO THE JURISDICTION OF SUCH

COURTS, THAT THE SUIT, ACTION OR PROCEEDING IS BROUGHT IN AN INCONVENIENT FORUM, THAT THE VENUE OF THE SUIT, ACTION OR PROCEEDING IS IMPROPER, OR THAT THIS NOTE OR ANY AGREEMENT REFERRED TO HEREIN MAY NOT BE LITIGATED IN OR BY SUCH COURTS.  TO THE EXTENT PERMITTED BY APPLICABLE LAW, BORROWER AGREES NOT TO SEEK AND HEREBY WAIVES THE RIGHT TO ANY REVIEW OF THE JUDGMENT OF ANY SUCH COURT BY ANY COURT OF ANY OTHER NATION OR JURISDICTION WHICH MAY BE CALLED UPON TO GRANT AN ENFORCEMENT OF SUCH JUDGMENT.  NOTHING HEREIN SHALL AFFECT ANY RIGHT THAT THE PARTIES MAY OTHERWISE HAVE TO BRING ANY ACTION OR PROCEEDING RELATING TO THIS NOTE IN THE COURTS OF ANY OTHER JURISDICTION.  EXCEPT AS PROHIBITED BY LAW, BORROWER HEREBY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS NOTE.

TRIAL BY JURY.  The undersigned hereby waives any right to a trial by jury in any action or proceeding arising out of or in connection with this Note, or any other claim or dispute between the undersigned and the Lender.

LITIGATION COSTS.  The Parties agree that the Successful Party, as that term is defined under the laws of the State of Michigan, shall be entitled to recover from the other Party all costs of collection or enforcement or defense of litigation, as the case may be  including, without limitation, reasonable attorneys’ fees incurred in any collection, enforcement or defense efforts or in any action or proceeding (all such obligations being the “Obligations”) related to this Note and/or the Collateral (as defined in the Pledge and Security Agreement referenced above).

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IN WITNESS WHEREOF, the parties hereto have duly executed this Note the day and year first above written.

WOODLAND HOLDINGS CORPORATION

By _/s/ Scott Beck

Name: Scott Beck

Title:   Chairman and Chief Executive Officer

Address:

13101 Preston Road

Suite 100

Dallas, Texas 75240

The undersigned Lender, acknowledges receipt of this Promissory Note on the 30th day of March, 2011

LENDER:

By _/s/ Ned Timmer

Name: Ned Timmer

An individual

Address:

Mr. Ned B. Timmer

2113 N White Birch Dr.

Mears, MI  49436

Schedule A

Scheduled Payment Date	Amount
April 30, 2012	$360,000
April 30, 2013	$360,000
April 30, 2014	$360,000
April 30, 2015	$360,000
April 30, 2016	$360,000